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                                                                    Exhibit 23.2
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                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Trans Leasing International, Inc. ("Trans Leasing") on Form S-8 of our report dated September 1, 1995, included in the Annual Report on Form 10-K of Trans Leasing for the year ended June 30, 1995 and to the reference to us as experts under Item 3. of this Registration Statement.


/s/ Deloitte & Touche LLP

Chicago, Illinois
September 17, 1996